UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 13, 2021

Ketdarina Corp.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-192874	99-0369270
State of Incorporation)	(Commission File No.)	(IRS Employer Identification Number

ADDRESS

575 Lexington Avenue Fourth Floor

Suite 400

New York, NY 10022

REGISTRANT’S TEL. NO.

212-371-7799

John B. Lowy, Esq.

John B. Lowy PC

575 Lexington Avenue, Fourth Floor

New York, NY10022

(212) 371-7799

(Name, Address and Telephone Number of Person Authorized to Receive

Notice and Communications on Behalf of the Person(s) Filing Statement)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 – Registrant’s Business and Operations

Item 5.01 Changes in Control of Registrant.

On April 6, 2021, Custodian Ventures LLC (the “Seller”), entered into a Common Stock Purchase Agreement (the “SPA”) pursuant to which the Seller agreed to sell to Calgary Thunder Bay Limited (the “Purchaser”), the 71,260,000 shares of common stock of the Registrant (the “Shares”) owned by the Seller, constituting approximately 95.0% of the Registrant’s 75,000,000 issued and outstanding common shares, for $250,000. The sale was consummated on April 13, 2021.

As a result of the sale, there was a change of control of the Registrant. There is no family relationship or other relationship between the Seller and the Purchaser, or any of the Purchaser’s affiliates.

In connection with the sale under the SPA, Mr. David Lazar, who was the Registrant’s sole officer and director, submitted his resignation from all management positions and appointed Brett Lovegrove (the “Designee”) as the sole director and officer of the Registrant. As a result thereof, the Designee is now the sole director and officer of the Registrant.

As of the date hereof, the authorized capital stock of the Registrant consists of 75,000,000 shares of common stock, par value $.001 per share, of which all 75,000,000 shares are issued and outstanding. Each share of common stock is entitled to one vote with respect to all matters to be acted on by the stockholders. There is no other class of shares of the Registrant authorized, issued or outstanding. This was a private transaction between the Seller and Purchaser, and no new shares of the Registrant were sold or issued.

The information required by this Item 5.01 is incorporated herein by reference to Item 5.02, Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Pursuant to the terms of the SPA, David Lazar, the Registrant’s sole officer and sole director, resigned his positions. His resignation was not the result of any dispute or disagreement with the Registrant.

The Registrant’s new director, including any additional directors appointed by the Board of Directors, hold office until the earlier of their death, resignation or removal by stockholders, or until their successors have been duly elected and qualified.  The Registrant’s officers are elected annually by, and serve at the pleasure of, the Board of Directors.

Biographies

FORMER DIRECTOR AND EXECUTIVE OFFICER

Set forth below is information concerning the former sole director and executive officer of the Registrant, who resigned all of his positions as a result of the change of control.

Name	Age	Position/Title

David Lazar	30	Director, CEO, CFO

David Lazar, 30, was CEO and sole officer of the Registrant from December 16, 2020 until April 14, 2021. David Lazar is a private investor. Mr. Lazar has been a partner at Zenith Partners International since 2013, where he specializes in research and development, sales and marketing. From 2014 through 2015, David was the Chief Executive Officer of Dico, Inc., which was then sold to Peekay Boutiques. Since February of 2018, Mr. Lazar has been the managing member of Custodian Ventures LLC, where he specializes in assisting distressed public companies. Since March 2018, David has acted as the managing member of Activist Investing LLC, which specializes in active investing in distressed public companies.

Set forth below is information describing the Registrant’s new director:

Name	Age	Position/Title

Brett Lovegrove	61	Director, President

Mr. Brett Lovegrove served in the Metropolitan Police and the City of London Police for 30 years, most recently, until he retired in 2008, as the Head of Counter Terrorism for the City of London with national counter terrorist responsibilities across the UK. Mr. Lovegrove also commanded the British Police Firearms Unit on a nationwide basis for many years. Mr. Lovegrove is currently the CEO of City Security and Resilience Networks (CSARN - UK and Australia), a Member of the All Party Parliamentary Group on Artificial Intelligence, Chairman of Paratum (Counter Terrorism Infrastructure Engineering), Chairman of the Defense and Security Committee of the London Chamber of Commerce, Senior Lecturer on Resilience to the US military (Germany and the United States), Lecturer at the Geneva Centre for Security Policy and an Ambassador and Member of the London Board of Crimestoppers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

To the Registrant’s knowledge, during the past ten (10) years, neither our former or new director, nor any promoter, or control person, has been:

•	the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; or found by a court of competent jurisdiction (in a civil action), the Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

The Registrant currently has no material plan, contract or arrangement (written or not written) to which the Designee is a party, or in which the Designee participates, or material amendment in connection with the triggering event, or any grant or award to, or modification thereto, under any such plan, contract or arrangement in connection with any such event.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of the Registrant’s common stock by (i) each stockholder known by the Registrant to be the beneficial owner of more than 5% of the Registrant’s common stock and (ii) by the directors and executive officers of the Registrant, as a result of the change of control. The person or the Registrant named in the table has sole voting and investment power with respect to the shares beneficially owned.

	Name and Address	Amount and Nature of
Title of Class	Of Beneficial Owner	Beneficial Ownership	Percent of Class

Common Stock, par value $0.001	Calgary Thunder Bay Limited(1) c/o Lowy 575 Lexington Ave., 4th Floor New York, NY 10022	71,260,000	95.0%
		71,260,000	95.0%

(1)	Xuejiao Fang is the 100% owner of Calgary Thunder Bay Limited, and may be deemed the beneficial owner of the shares purchased by the Purchaser.

Item 9.01 Financial Statements and Exhibits

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description
99.1	Common Stock Purchase Agreement dated as of April 6, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KETDARINA CORP.
(Registrant)
Date: April 16, 2021

/s/ Brett Lovegrove
Brett Lovegrove, President